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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2002




                        Crown Cork & Seal Company, Inc.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                  1-2227                   23-1526444
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      (State or other               (Commission              (I.R.S.Employer
       jurisdiction of               File Number)           Identification No.)
        incorporation)





       One Crown Way, Philadelphia, PA                          19154-4599
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   (Address of principal executive offices)                     (Zip Code)



                                  215-698-5100
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               Registrant's telephone number, including area code





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

99.1 Statement Under Oath of John W. Conway, Chief Executive Officer, pursuant to SEC Order No. 4-460
99.2 Statement Under Oath of Alan W. Rutherford, Chief Financial Officer, pursuant to SEC Order No. 4-460
99.3 Certification by John W. Conway, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.4 Certification by Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item 9. Regulation FD Disclosure

     On August 9, 2002, John W. Conway, Chief Executive Officer, and Alan W. Rutherford, Chief Financial Officer, of Crown Cork & Seal Company, Inc. each delivered to the Securities and Exchange Commission ("SEC") a sworn statement pursuant to SEC Order No. 4-460 and a certification pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002.

Copies  of the  sworn  statements  and  certifications  of  Messrs.  Conway  and
Rutherford  are  filed  herewith  as  Exhibits   99.1,   99.2,   99.3  and  99.4
respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CROWN CORK & SEAL COMPANY, INC.
                                                     (Registrant)


August 9, 2002                            By: /s/ Thomas A. Kelly
                                              --------------------------
                                              Vice President and
                                              Corporate Controller

                                 Exhibit Index


Exhibit No.             Description
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99.1 Statement Under Oath of John W. Conway, Chief Executive Officer, pursuant to SEC Order No. 4-460
99.2 Statement Under Oath of Alan W. Rutherford, Chief Financial Officer, pursuant to SEC Order No. 4-460
99.3 Certification by John W. Conway, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.4 Certification by Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002